Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

Principal Executive Officer

Section 906 Certification under Sarbanes Oxley Act

I, Arne Noack, certify that:

1.	The Form N-CSR of the DBX ETF Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and;

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the DBX ETF Trust.

Date: May 2, 2025	/s/ Arne Noack
Arne Noack
Principal Executive Officer

Principal Financial Officer

Section 906 Certification under Sarbanes Oxley Act

I, Diane Kenneally, certify that:

1.	The Form N-CSR of the DBX ETF Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and;

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the DBX ETF Trust.

Date: May 2, 2025	/s/ Diane Kenneally
Diane Kenneally
Principal Financial Officer